As filed with the Securities and Exchange Commission on January 5, 2015

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-22553

Miller/Howard High Income Equity Fund
(Exact name of registrant as specified in charter)

324 Upper Byrdcliffe Road Woodstock, NY			12498
(Address of principal executive offices)			(Zip code)

Annemarie Gilly Miller/Howard Investments, Inc. 324 Upper Byrdcliffe Road Woodstock, NY 12498
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(845) 679-9166

Date of fiscal year end:	October 31

Date of reporting period:	October 31, 2015

Item 1. Reports to Stockholders.

HIGH INCOME
EQUITY FUND

Annual Report

October 31, 2015

Advised by Miller/Howard Investments, Inc.

Table of Contents

1	Shareholder Letter
6	Allocation of Portfolio Investments
7	Schedule of Investments
10	Statement of Assets and Liabilities
11	Statement of Operations
12	Statement of Changes in Net Assets
13	Statement of Cash Flows
14	Financial Highlights
15	Notes to Financial Statements
24	Report of Independent Registered Public Accounting Firm
25	Additional Information
28	Trustees and Officers
30	Privacy Policy

October 31, 2015 | Annual Report

Letter from Chairman of the Board

Dear Shareholders,

Thank you for investing in the Miller/Howard High Income Equity Fund (the "Fund"). Our goal is to provide our shareholders a high level of income coupled with the potential for capital appreciation. To do this we invest in stocks believed to exhibit secure dividends and which we believe have the potential to raise those dividends in the future.

Market Summary

From the Fund's launch on November 24, 2014 through the end of October, the overall equity market saw modest gains (+2.11% for the Russell 1000 Index), and growth stocks were in favor. Indeed, through October 31, the Russell 1000 Growth Index returned +6.19%, while the Russell 1000 Value Index returned -2.00%. As may be expected during such a market, traditional yield-oriented sectors were weak: The S&P 500 Utilities Index provided a near-flat total return of +0.09%; the FTSE NAREIT Equity REIT Index returned +5.24%; the Dow Jones US Select Dividend Index returned +1.15%; and the NASDAQ Broad Dividend Achievers, an index of stocks with long-term historic dividend growth (though with sometimes lower yields than our stocks), returned -2.04%. Energy stocks, in response to dramatically weaker energy prices, lost -19.58%, as measured by the S&P 500 Energy Index during this same time period.

During this time, our net asset value per share (NAV) experienced a decrease of 18.39%, compared with the S&P 500's 2.39% gain. The Fund experienced poor performance versus the overall market, as high yielding stocks in the Energy Sector (our second largest sector allocation during the period) tracked the pullback in crude prices. As investors may know, the market price of the Fund can sell at a premium or discount to NAV. Market price returns were negative, at -28.39% from our launch date to October 31, 2015. On the last day of the period, the Fund was trading at an 8.57% discount to NAV.

Portfolio Performance

A major driver of performance for the Fund over the past year has been our bias towards high yielding stocks, and the dramatic underperformance of that group. For the year ending October 31, 2015, the highest yielding decile (the tenth decile) of our investable universe returned -22.2% vs. the Russell 1000's Total Return of +4.9%. This poor performance was caused by fears of rising interest rates and concerns over the impact of falling energy prices on the many energy-related stocks in this decile. This hurt the Fund's NAV performance since we hold a disproportionate weight of tenth decile stocks to support our high yield objective.

During the performance period, our lead performing stocks came from three sectors: infrastructure, financials, and utilities. Our top contributor for the period was Macquarie Infrastructure, which had

October 31, 2015 | Annual Report 1

a total return of 16.6% resulting from robust businesses and four dividend increases that boosted its payouts by over 15%. Two of our REITs, Digital Realty Trust and Lamar Advertising, both had solid double digit returns. On top of positive market sentiment surrounding the data center space, Digital Realty management guided FY15 Funds From Operations (FFO – a common measure of a REIT's ability to pay dividends) higher because of more robust leasing activity. Lamar Advertising had a strong third quarter, showcasing the strength of its national footprint and healthy balance sheet following its transition into a REIT. PPL Corp., another top contributor, spun off of its competitive energy business. This completed PPL's transition to a company solely focused on lower risk, local distribution utility business in both the United States and the United Kingdom. Another top contributor was CME Group, an owner of various financial exchanges. CME has benefited from a shift away from less regulated over-the-counter markets and toward its exchanges.

Energy companies dominated the portfolio's performance laggards. Four of our five bottom contributors were connected to energy. These included exploration and production company EV Energy Partners, which we exited in March when it cut its distribution, as well as midstream names Kinder Morgan, Targa Resource Partners, and Williams Partners. These four holdings each experienced greater than 25% downside during the period (the Alerian MLP Index, a comparable midstream benchmark, had a total return of -31.6% during the period). Our worst performing stock by contribution to total return was Seagate Technology, a company that designs, manufactures, and sells electronic storage products. Low demand, combined with a difficult competitive environment, created downside pressure on the company. The Seagate board approved a 17% dividend increase in late October.

Dividend growth is important to this portfolio because the prices of higher yielding stocks are based in large part by the income they provide. As income rises, an investor may expect the asset price to increase commensurately (though other factors may enter into this equation in the short term). Thus we seek companies that not only pay high dividends or distributions now but that also are likely, in our view, to increase dividends in the future.

During the reporting period, 60% of our stocks have declared dividend increases, with individual increases averaging 9.7% growth year-over-year, excluding special dividends on an unweighted basis. As a result of plunging energy prices, three earning and profit holdings booked dividend/distribution cuts (EV Energy Partners, Baytex Energy Corp, and Linn Co LLC). A fourth cutter during the period was Textainer Group Holdings, the world's largest lessor of intermodal containers based on fleet size. At mid-year the company had a strong cash dividend coverage ratio alongside similarly strong interest coverage ratios, but toward the fourth quarter, management forecasted a challenging outlook for the remainder of 2015 and into 2016. In light of these difficult market conditions, Textainer's board reduced the dividend by 49% on the last day of October.

2 Annual Report | October 31, 2015

We are enhancing the income in the portfolio through the sale of options. Through October 31 we sold put options on 31 positions, with 28 of them expiring worthless after we collected the premium and had three stocks put to us. We also sold calls on seven partial positions. Generally our option positions' notional value has represented less than 8% of the portfolio at the time of trade, well below the 20% limitation.

As the prospectus indicates, the portfolio managers have the ability to employ modest leverage as a tool to reach our portfolio income objectives. As of October 31, we have borrowed an amount equal to 16.1% of the managed assets of the Fund at an interest rate of 0.98%. Considering that the underlying portfolio yield is more than five times the borrowing rate, it is an effective income enhancement. The use of leverage could increase volatility but, in our view, the inherent volatility of the portfolio is sufficiently low as to warrant this modest level of leverage.

Distributions to Shareholders

The distribution to shareholders for January through October, inclusive, was $0.116 per share per month. The Fund's current indicated yield based on its closing price on the New York Stock Exchange on October 31, 2015 ($13.32) was 10.5%. The current indicated yield based on the Fund's NAV per share ($14.57) was 9.6%. The Fund intends to pay monthly distributions to its shareholders.

We should note that this distribution has been supported by income earned by the Fund. Note that "income" here means both regular dividends and distributions from MLPs and REITs, which might be considered Returns of Capital for tax and GAAP purposes. As discussed previously and as is still the case, the Fund has earned several special dividends so far this year. With these specials, the premiums from selling options, and the regular dividends from the portfolio, as enhanced by our use of leverage, we have generated sufficient income to cover these declared distributions.

Looking Ahead

Over the past couple of years investors have been pushing out expectations of a rate increase by the US Federal Reserve from one Fed meeting to the next. As we write this in late November, it looks as if the Fed will finally raise rates at its December meeting. However, we believe that the Fed will proceed cautiously and raise rates in small increments. If so, these restrained moves shouldn't upset dividend stock valuations very much, in part because investors have had a long time to consider such a rising interest rate environment and because it is doubtful that the Fed's moves will significantly impact longer maturity interest rates.

We believe overall economic conditions in the US continue to be supportive of our strategy. In a world of low income yields, we believe our portfolio stands out for both its intrinsic yield and

October 31, 2015 | Annual Report 3

for the potential of our stocks to grow their dividends and, ultimately, their principal value. Many places in the world today offer negative yields on fixed "income" investments. Easy money policies from the world's central banks reflect global economies that are simply not gaining growth traction and inflation indicators that come perilously close to deflation. Indeed, we remain startled, no matter how many times we hear it, that the central banks (including in the US) have inflation goals – at levels they are struggling to reach.

Aging demographics in the developed world are part of this deflation problem, as increasingly larger percentages of the population pass the high consumption and asset accumulation stages and begin to live off of accumulated wealth. This reduces their demand for economic output but increases their need for income from capital to replace lost or diminishing income from employment.

Looking forward, as other countries pursue their version of quantitative easing, the combination of higher income available from US dividend stocks and better potential for growth could draw worldwide investors into our universe of stocks. We're not in the business of picking inflection points, but it's hard not to envision dividends once again gaining luster in our current environment. Dividend payers have been conspicuous laggards for three years – a highly unusual condition in the history of the markets where higher-dividend-paying stocks are categorically a persistent source of excess returns over long periods. We expect that lagging valuations and aging demographics are big factors in our favor since these will increase investor demand for income stocks and drive returns for our shareholders.

Sincerely,

Lowell G. Miller

Chairman of the Board

4 Annual Report | October 31, 2015

Important Disclosures

The views expressed in the Market Summary, Portfolio Performance, Distributions to Shareholders and Looking Ahead reflect those of its author only, and only as of its date. These views are subject to change at any time, based on market and other conditions and should not be construed as a recommendation or advice of any kind. The material may also contain forward-looking statements that involve risk and uncertainty, and there is no guarantee they will come to pass.

There can be no assurance that the Fund will achieve its investment objective. The net asset value of the Fund will fluctuate with the value of the underlying securities.

Performance data quoted represents past results. Past performance is no guarantee of future results.

The market price of equity securities may be affected by financial market, industry, global or issuer-specific events. Focus on a particular style or industry or on small or medium sized companies may enhance that risk. Shares of closed-end investment companies such as the Fund, trade in the market above, below or at, net asset value. This characteristic is a risk separate and distinct from the risk that the Fund's net asset value could decline. The Fund is not able to predict whether its shares will trade above, below, or at net asset value in the future. This information does not represent an offer, or the solicitation of an offer, to buy or sell securities of the Fund.

October 31, 2015 | Annual Report 5

Miller/Howard High Income Equity Fund

Allocation of Portfolio Assets
(Expressed as a Percentage of Total Investments)
October 31, 2015
(unaudited)

6 Annual Report | October 31, 2015 | See accompanying Notes to Financial Statements

Miller/Howard High Income Equity Fund

Schedule of Investments
October 31, 2015

	Shares	Fair Value
Common Stock – 102.2%
Advertising Agencies – 2.6%
Lamar Advertising Company	91,968	$5,189,754
Business Credit Institutions – 6.2%
Ares Capital Corporation (1)	343,373	5,229,571
Golub Capital BDC, Inc.	131,803	2,157,615
Hercules Technology Growth Capital, Inc.	308,552	3,443,440
Triangle Capital Corporation	76,163	1,307,719
		12,138,345
Computer Storage Devices – 3.6%
Seagate Technology plc (Ireland)	185,349	7,054,383
Crude Petroleum & Natrual Gas – 3.8%
Royal Dutch Shell plc ADR (1)	141,759	7,469,282
Deep Sea Foreign Transportation of Freight – 1.0%
Seaspan Corporation (Marshall Islands)	120,306	1,960,988
Electric Services – 13.4%
CenterPoint Energy, Inc.	202,529	3,756,913
Covanta Holding Corporation (1)	389,604	6,529,763
FirstEnergy Corp. (1)	128,494	4,009,013
PPL Corporation	134,851	4,638,874
Pattern Energy Group Inc. (1)	309,451	7,238,059
		26,172,622
Equipment Rental & Leasing – 1.9%
Textainer Group Holdings Limited (Bermuda)	187,115	3,659,969
Facilities Support Management Services – 2.9%
The Geo Group, Inc. (1)	176,645	5,700,334
Family Clothing Stores – 1.6%
Nordstrom, Inc.	47,000	3,064,870
Investing – 5.8%
The Blackstone Group L.P. (1)	226,797	7,497,909
Main Street Capital Corporation	131,648	3,946,807
PJT Partners Inc.	1	20
		11,444,736
Leather & Leather Products – 2.5%
Coach, Inc.	154,984	4,835,501
Motion Picture Theaters – 2.2%
Regal Entertainment Group	219,548	4,254,840
National Commercial Banks – 2.4%
PacWest Bancorp	104,672	4,714,427
Natural Gas Transmission – 8.3%
Kinder Morgan, Inc. (1)(2)	282,599	7,729,083
Williams Companies, Inc. (1)	214,611	8,464,258
		16,193,341

See accompanying Notes to Financial Statements | October 31, 2015 | Annual Report 7

Miller/Howard High Income Equity Fund

Schedule of Investments (continued)
October 31, 2015

	Shares	Fair Value
Petroleum & Petroleum Products – 2.8%
Macquarie Infrastructure Company LLC (1)	68,717	$5,466,437
Petroleum Refining – 2.3%
Total S.A. ADR (1)	91,773	4,426,212
Pharmaceutical Preparations – 4.7%
GlaxoSmithKline plc ADR	109,529	4,716,319
Novartis AG ADR	49,377	4,465,162
		9,181,481
Poultry Slaughtering and Processing – 2.4%
Sanderson Farms, Inc.	68,979	4,794,730
Real Estate Investment Trusts – 21.6%
Corrections Corporation of America (1)	193,374	5,511,159
Digital Realty Trust, Inc. (1)	108,144	7,998,330
DuPont Fabros Technology, Inc.	213,225	6,842,390
Equinix, Inc.	12,150	3,604,662
HCP, Inc. (1)	104,787	3,898,077
LaSalle Hotel Properties	115,103	3,385,179
NorthStar Realty Finance Corp (1)	465,538	5,591,111
Omega Healthcare Investors, Inc.	153,696	5,305,586
		42,136,494
Semiconductors & Related Devices – 1.0%
STMicroelectronics N.V. ADR	277,016	1,908,640
Telephone Communications (No Radiotelephone) – 9.2%
AT&T Inc. (1)	240,572	8,061,568
BCE Inc. (Canada)	126,809	5,479,417
Verizon Communications Inc. (1)	95,132	4,459,788
		18,000,773
Total Common Stock (Cost $228,523,912)		199,768,159
Master Limited Partnerships – 16.5%
Liquefied Petroleum Gas Dealers – 3.7%
AmeriGas Partners, L.P.	169,846	7,242,233
Natural Gas Liquids – 1.3%
MarkWest Energy Partners, L.P.	59,311	2,590,705
Natural Gas Transmission – 7.3%
Energy Transfer Partners L P	155,313	6,858,622
Williams Partners L.P.	217,586	7,354,407
		14,213,029
Natural Gas Transmission & Distribution – 3.1%
Targa Resources Partners L.P.	201,383	6,041,490
Pipelines (No Natural Gas) – 1.1%
Plains All American Pipeline, L.P.	71,300	2,261,636
Total Master Limited Partnerships (Cost $42,476,375)		32,349,093

8 Annual Report | October 31, 2015 | See accompanying Notes to Financial Statements

Miller/Howard High Income Equity Fund

Schedule of Investments (continued)
October 31, 2015

	Shares	Fair Value
Short-Term Investment – 0.2%
Investment Company – 0.2%
Fidelity Institutional Money Market Portfolio – Class I, 0.12% (3) (Cost $379,619)	379,619	$379,619
Total Investments – 118.9% (Cost $271,379,906)		232,496,871
Total Value of Options Written (Premiums received $272,771) – (0.3%)		(711,578)
Other Assets and Liabilities – (18.6%)		(36,325,302)
Total Net Assets Applicable to Common Stockholders – 100.0%		$195,459,991

Note: Percentages indicated are based on the net assets of the Fund.

ADR  American Depository Receipt.

(1)  All or a portion of this security has been pledged as collateral in connection with the Fund's committed facility. As of October 31, 2015, the total value of securities pledged as collateral for the committed facility was $81,633,858.

(2)  All or a portion of the security represents collateral for outstanding put option contracts written.

(3)  Rate indicated is the current yield as of October 31, 2015.

Options Written	Expiration Date	Strike Price	Contracts	Fair Value
Call Options
Sanderson Farms, Inc.	November 2015	$69.50	689	$(130,910)
Put Options
IBM Corporation	November 2015	135.00	15	(1,455)
IBM Corporation	November 2015	140.00	171	(49,248)
Medtronic plc	November 2015	70.00	341	(11,764)
Potash Corporation of Saskatchewan Inc.	November 2015	20.00	2,390	(112,330)
Seagate Technology plc (Ireland)	November 2015	40.00	74	(21,164)
Seagate Technology plc (Ireland)	November 2015	44.00	543	(371,955)
Vodafone Group plc	November 2015	30.00	797	(12,752)
				(580,668)
Total Value of Options Written (Premiums received $272,771)				$(711,578)

See accompanying Notes to Financial Statements | October 31, 2015 | Annual Report 9

Miller/Howard High Income Equity Fund

Statement of Assets and Liabilities
October 31, 2015

Assets:
Investments in securities, at value (Identified cost – $271,379,906)	$232,496,871
Cash	50,498
Receivable for investments sold	119,895
Dividends and interest receivable	946,770
Other assets	412,030
Total Assets	234,026,064
Liabilities:
Options written, at fair value (premiums received $272,771)	711,578
Committed facility	37,500,000
Payable to Advisor	199,787
Accrued administration expense	33,484
Accrued interest expense	3,050
Other liabilities	118,174
Total Liabilities	38,566,073
Net Assets	$195,459,991
NET ASSETS consist of:
Paid-in capital	$253,611,613
Undistributed (overdistributed) net investment income	(215,772)
Accumulated net realized gain (loss)	(18,613,548)
Net unrealized appreciation (depreciation)	(39,322,302)
$195,459,991
Net Asset Value Per Common Share Outstanding	$14.57

10 Annual Report | October 31, 2015 | See accompanying Notes to Financial Statements

Miller/Howard High Income Equity Fund

Statement of Operations
For the Period November 24, 2014(a) through October 31, 2015

Investment Income:
Dividend income (net of $110,905 of foreign withholding tax)	$17,453,713
Interest income	8,164
Securities lending income	34,646
Total Investment Income	17,496,523
Expenses:
Advisory fees	2,426,599
Professional fees	305,205
Investor support service fee	286,216
Interest expense	273,677
Administration fees	177,909
Trustees' fees and expenses	143,500
Tax expense	94,786
Compliance fees	64,166
Shareholder reporting expenses	30,942
Registration and filing fees	28,986
Custodian fees and expenses	27,636
Transfer agent fees and expenses	22,886
Miscellaneous	44,241
Total Expenses	3,926,749
Net Investment Income	13,569,774
Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	(20,783,846)
Options	1,821,851
Net realized gain (loss)	(18,961,995)
Net change in unrealized appreciation (depreciation) on:
Investments	(38,883,035)
Options	(438,807)
Net change in unrealized appreciation (depreciation)	(39,322,302)
Net realized and unrealized gain (loss)	(58,284,297)
Net Increase (Decrease) in Net Assets resulting from Operations	$(44,714,523)

(a) Commencement of operations.

See accompanying Notes to Financial Statements | October 31, 2015 | Annual Report 11

Miller/Howard High Income Equity Fund

Statement of Changes in Net Assets
For the Period November 24, 2014(a) through October 31, 2015

Change in Net Assets:
From Operations:
Net investment income	$13,569,774
Net realized gain (loss)	(18,961,995)
Net change in unrealized appreciation (depreciation)	(39,322,302)
Net increase (decrease) in net assets resulting from operations	(44,714,523)
Dividends and Distributions to Shareholders from:
Net investment income	(13,532,291)
Return of capital	(2,026,776)
Total dividends and distributions to shareholders	(15,559,067)
Capital Stock Transactions:
Proceeds from issuance of 12,250,000 common shares in connection with initial public offering	245,000,000
Proceeds from issuance of 1,138,558 common shares in connection with exercising an overallotment option granted to underwriters of the initial public offering	22,771,160
Underwriting discounts and offering expenses associated with the issuance of common shares	(12,585,454)
Issuance of 24,130 common shares from reinvestment of distributions	447,875
Increase in net assets from Fund share transactions	255,633,581
Total increase in net assets	195,359,991
Net Assets:
Beginning of period	100,000
End of period	$195,459,991
Undistributed (overdistributed) net investment income, end of the period	$(215,772)

(a) Commencement of operations.

12 Annual Report | October 31, 2015 | See accompanying Notes to Financial Statements

Miller/Howard High Income Equity Fund

Statement of Cash Flows
For the Period November 24, 2014(a) through October 31, 2015

Cash Flows from Operating Activitites:
Net decrease in net assets resulting from operations	$(44,714,523)
Adjustments to reconcile net decrease in net assets resulting from operations to net cash used in operating activities:
Purchases of long-term investments	(409,359,962)
Net purchases and sales of short-term investments	(379,619)
Proceeds from sales of long-term investments	113,082,617
Proceeds from option transactions	2,312,144
Return of capital on distributions received	4,157,393
Net increase in dividends and interest receivable and other assets	(1,358,800)
Net increase in accrued expenses and other liabilities	354,495
Net change in unrealized appreciation of investment securities and options	39,321,842
Net realized loss on investment securities and options	18,960,397
Cash used in operating activities	(277,624,016)
Cash Flows from Financing Activities:
Proceeds from Fund common shares sold, net of offering expenses	255,185,706
Drawdown on committed facility	37,500,000
Dividends and distributions to common shareholders	(15,111,192)
Cash provided by financing activities	277,574,514
Decrease in cash	(49,502)
Cash at beginning of period	100,000
Cash at end of period	$50,498
Supplemental Disclosure of Cash Flow and Non-cash Information:
Interest paid	$270,627
Taxes paid	$94,992
Dividends reinvested	$447,875

(a) Commencement of Operations.

See accompanying Notes to Financial Statements | October 31, 2015 | Annual Report 13

Miller/Howard High Income Equity Fund

Financial Highlights
For the Period November 24, 2014(1) through October 31, 2015

Per Common Share Data (2)
Net asset value, beginning of period	$19.10
Income from Investment Operations
Net investment income	1.02
Net realized and unrealized gains (losses)	(4.35)
Total from investment operations	(3.33)
Distributions to Common Stockholders
Net investment income	(1.01)
Return of capital	(0.15)
Total distributions to common stockholders	(1.16)
Offering costs on issuance of common stock (3)	(0.04)
Net asset value, end of period	$14.57
Per common share market value, end of period	$13.32
Total investment return based on market value (4)	(28.39)%
Supplemental Data and Ratios
Net assets applicable to common stockholders, end of period (000's)	$195,460
Ratio of expenses to average net assets (5)	1.84%
Ratio of net investment income (loss) to average net assets (5)	6.34%
Portfolio turnover rate (6)	46%

(1)  Commencement of Operations.

(2)  Information presented relates to a share of common stock outstanding for the entire period. Calculated using average shares outstanding method.

(3)  Represents offering costs borne by the Fund for the period from November 24, 2014 through October 31, 2015.

(4)  Not annualized. Total investment return is calculated assuming a purchase of common stock at the initial public offering price and a sale at the closing price on the last day of the period reported (excluding brokerage commissions).

(5)  Annualized.

(6)  Not annualized.

14 Annual Report | October 31, 2015 | See accompanying Notes to Financial Statements

Miller/Howard High Income Equity Fund

Notes to Financial Statements
October 31, 2015

1. Organization

Miller/Howard High Income Equity Fund (the "Fund") was formed as a Delaware statutory trust on April 21, 2011, and is registered under the Investment Company Act of 1940 (the "1940 Act") as a closed-end, non-diversified management investment company. The Fund is managed by Miller/Howard Investments, Inc. ("Adviser"). The Fund commenced operations on November 24, 2014. The Fund's stock is listed on the New York Stock Exchange under the symbol "HIE."

The Fund will terminate on November 24, 2024, absent shareholder approval to extend such term. If the Fund's Board of Trustees ("Board") believes that under the current market conditions it is in the best interest of the Fund's shareholders to do so, the Board may extend the termination date for one year, to November 24, 2025, without a shareholder vote upon the affirmative vote of three-quarters of the Board's trustees then in office.

The Fund's primary investment objective is to seek a high level of current income. As a secondary objective the Fund seeks capital appreciation when consistent with its primary investment objective. There can be no assurance that the Fund will achieve its investment objectives. The Fund will attempt to achieve its investment objectives by investing, under normal market conditions, at least 80% of its total assets in dividend or distribution paying equity securities of U.S. companies and non-U.S. companies traded on U.S. exchanges.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America ("U.S. GAAP"). The Fund is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") Topic 946, Investment Companies.

A. Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amount of assets and liabilities, recognition of distribution income and disclosure of contingent assets and liabilities at the date of the financial statements. Actual results could differ from those estimates.

B. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at "fair value" as determined in accordance with procedures established by and under the general supervision of the Fund's Board.

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. ("NASDAQ")) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there

October 31, 2015 | Annual Report 15

Miller/Howard High Income Equity Fund

Notes to Financial Statements (continued)
October 31, 2015

has been no sale on such day, the securities are valued at the mean price. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter ("OTC") market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, the Adviser will have discretion to determine the best valuation (e.g., last trade price in the case of listed options).

Other securities may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on security.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, and analysis of the issuer's financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities.

C. Fair Value Measurement

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. A three-tier hierarchy is utilized to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. For example, market participants would consider the risk inherent in a particular valuation technique used to measure fair value, such as a pricing model, and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability and are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in pricing the asset or liability and are developed based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

Level 1 – quoted prices in active markets for identical securities

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

16 Annual Report | October 31, 2015

Miller/Howard High Income Equity Fund

Notes to Financial Statements (continued)
October 31, 2015

Level 3 – significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

As of October 31, 2015, the Fund's assets and liabilities carried at fair value were classified as follows:

Description	Total	Level 1	Level 2	Level 3
Assets
Equity Securities:
Common Stock(a)	$199,768,159	$199,768,159	$–	$–
Master Limited Partnerships(a)	32,349,093	32,349,093	–	–
Total Equity Securities	232,117,252	232,117,252	–	–
Other Securities:
Short-Term Investment(b)	379,619	379,619	–	–
Total Investments in Securities	$232,496,871	$232,496,871	$–	$–
Liabilities
Written Options	$711,578	$568,904	$142,674	$–

(a) All industry classifications are identified in the Schedule of Investments.

(b) Short-term investment is a sweep investment for cash balances in the Fund at October 31, 2015.

The Fund did not hold any Level 3 securities during the period ended October 31, 2015.

D. Security Transactions and Investment Income

Security transactions are accounted for on the date the securities are purchased or sold (trade date). Realized gains and losses are reported on a specific identified cost basis. Interest income is recognized on the accrual basis. Dividend income and distributions are recognized on the ex-dividend date, and withholding taxes on foreign dividends have been provided for in accordance with the Fund's understanding of the applicable country's tax rules and rates.

The Fund may hold the securities of real estate investments trusts ("REITs"). Distributions from such investments may include income, capital gains and return of capital. The Fund may also hold the securities of master limited partnerships ("MLPs"). Distributions from such investments may include income and return of capital. The actual character of amounts received during the

October 31, 2015 | Annual Report 17

Miller/Howard High Income Equity Fund

Notes to Financial Statements (continued)
October 31, 2015

year is not known until after the REIT and MLP fiscal year ends. The Fund records the character of distributions received from REITs and MLPs during the year based on estimates available. The characterization of distributions received by the Fund may be subsequently revised based on the information received from the REITs and MLPs after their tax reporting periods conclude.

E. Foreign Currency Translation

The books and records of the Fund are maintained in U.S. dollars. Foreign currency transactions are translated into U.S. dollars on the following basis: (i) market value of investment securities, assets and liabilities at the daily rates of exchange, and (ii) purchases and sales of investment securities, dividend and interest income, and certain expenses at the rates of exchange prevailing on the respective dates of such transactions. For financial reporting purposes, the Fund does not isolate changes in the exchange rate of investment securities from the fluctuations arising from changes in the market prices of securities. However, for Federal income tax purposes, the Fund does isolate and treat as ordinary income the effect of changes in foreign exchange rates on realized gain or loss from the sale of investment securities, and payables and receivables arising from trade-date and settlement-date differences.

F. Dividends and Distributions to Shareholders

The Fund intends to make regular monthly cash distributions of all or a portion of its investment company taxable income (which includes ordinary income and short-term capital gains) to common shareholders. The Fund also intends to make annual distributions of its "net capital gain" (which is the excess of net long-term capital gains over net short-term capital losses). The Fund will pay common shareholders annually all, or at least 90%, of its investment company taxable income. Various factors will affect the level of the Fund's investment company taxable income, such as its asset mix. To permit the Fund to maintain more stable monthly distributions, the Fund may from time to time distribute less than the entire amount of income earned in a particular period, which would be available to supplement future distributions. As a result, the distributions paid by the Fund for any particular monthly period may be more or less than the amount of income actually earned by the Fund during that period.

Dividends from net investment income and distributions from realized gains from investment transactions have been determined in accordance with Federal income tax regulations and may differ from net investment income and realized gains recorded by the Fund for financial reporting purposes. These differences, which could be temporary or permanent in nature may result in reclassification of distributions; however, net investment income, net realized gains and losses, and net assets are not affected.

G. Federal Income Taxation

The Fund will elect to be treated as, and to qualify each year for special tax treatment afforded to, a regulated investment company ("RIC") under Subchapter M of the Internal Revenue Code ("IRC"). In order to qualify as a RIC, the Fund must, among other things, satisfy income, asset diversification and distribution requirements. As long as it so qualifies, the Fund will not be subject to U.S. federal income tax to the extent that it distributes annually its investment

18 Annual Report | October 31, 2015

Miller/Howard High Income Equity Fund

Notes to Financial Statements (continued)
October 31, 2015

company taxable income (which includes ordinary income and short-term capital gain) and its net capital gain. The Fund intends to distribute at least annually all or substantially all of such income and gain. If the Fund retains any investment company taxable income or net capital gain, it will be subject to U.S. federal income tax on the retained amount at regular corporate tax rates. In addition, if the Fund fails to qualify as a RIC for any taxable year, it will be subject to U.S. federal income tax on all of its income and gains at regular corporate tax rates.

H. Cash and Cash Equivalents

The Fund considers all highly liquid investments purchased with initial maturity equal to or less than three months to be cash equivalents.

I. Offering Costs

Offering costs related to the issuance of common stock is charged to additional paid-in capital when the stock is issued. Offering costs (excluding underwriter commissions) of $490,209 and $45,542 were charged to additional paid-in capital for the issuance of common stock in November 2014 and January 2015, respectively.

J. Derivative Financial Instruments

The Fund provides disclosure regarding derivatives and hedging activity to allow investors to understand how and why the Fund uses derivatives, how derivatives are accounted for, and how derivative instruments affect the Fund's results of operations and financial position.

The Fund occasionally sells ("writes") put options on securities already held in its portfolio or securities that are candidates for inclusion in the portfolio. The strategy is designed to provide the Fund with the ability to acquire securities that the Adviser is interested in at attractive valuations while earning income as a means to enhance distributions.

The Fund occasionally sells ("writes") call options on securities already held in its portfolio. The strategy is designed to generate realized gains from premiums as a means to enhance distributions.

Written Options – Premiums received by the Fund for written options are included in the Statement of Assets and Liabilities. The amount of the liability is adjusted daily to reflect the fair value of the written option and any change in fair value is recorded as unrealized appreciation (depreciation). Premiums received from written options that expire are treated as realized gains. The Fund records a realized gain (loss) on written options based on whether the cost of the closing transaction exceeds the premium received. If a call option is exercised by the option buyer, the premium received by the Fund is added to the proceeds from the sale of the underlying security to the option buyer and compared to the cost of the closing transaction to determine whether there has been a realized gain or loss. If a put option is exercised by an option buyer, the premium received by the option seller reduces the cost basis of the purchased security.

October 31, 2015 | Annual Report 19

Miller/Howard High Income Equity Fund

Notes to Financial Statements (continued)
October 31, 2015

Written uncovered call options subject the Fund to unlimited risk of loss. Written covered call options limit the upside potential of a security above the strike price. Put options written subject the Fund to risk of loss if the value of the security declines below the exercise price.

The Fund has adopted the disclosure provision of FASB ASC 815, Derivatives and Hedging. ASC 815 requires enhanced disclosures about the Fund's use of and accounting for derivative instruments and the effect of derivative instruments on the Fund's results of operations and financial position. Tabular disclosure regarding derivative fair value and gain/loss by contract type (e.g., interest rate contracts, foreign exchange contracts, credit contracts, etc.) is required and derivatives accounted for as hedging instruments under ASC 815 must be disclosed separately from those that do not qualify for hedge accounting. Even though the Fund may use derivatives in an attempt to achieve an economic hedge, the Fund's derivatives are not accounted for as hedging instruments under ASC 815.

Transactions in written options contracts for the period from November 24, 2014 (commencement of operations) through October 31, 2015, are as follows:

	Contracts	Premium
Options outstanding at November 24, 2014 (commencement of operations)	–	$–
Options written	28,028	2,312,144
Options exercised	(2,146)	(217,522)
Options expired	(20,862)	(1,821,851)
Options outstanding at October 31, 2015	5,020	$272,771

The following table presents the types and fair value of derivatives by location as presented on the Statement of Assets and Liabilities at October 31, 2015:

	Liabilities
Derivatives not accounted for as hedging instruments under ASC 815	Location	Fair Value
Written equity options	Options written, at fair value	$711,578

The following table presents the effect of derivatives on the Statement of Operations for the period ended October 31, 2015:

Derivatives not accounted for as hedging instruments under ASC 815	Location of Gains (Losses) on Derivatives	Net Realized Gain (Loss) on Derivatives	Net Unrealized Appreciation (Depreciation) on Derivatives
Written equity options	Options	$1,821,851	$(438,807)

3. Concentration of Risk

The Fund's investment objective is to seek a high level of current income. Under normal conditions, the Fund will have at least 80% of its total assets (including any assets obtained through leverage) invested in dividend or distribution paying equity securities of U.S. companies and non-U.S. companies traded on U.S. exchanges. Equity securities the Fund may invest in include common stocks, preferred stocks, convertible securities, warrants, depository

20 Annual Report | October 31, 2015

Miller/Howard High Income Equity Fund

Notes to Financial Statements (continued)
October 31, 2015

receipts and equity interests in trust and other entities. The Fund may also invest up to 15% of its total assets in securities of MLPs.

4. Agreements and Related Party Transactions

The Fund has entered into an Investment Advisory Agreement (the "Agreement") with the Adviser. Under the terms of the Agreement, the Fund pays the Adviser a fee equal to an annual rate of 1.00% of the Fund's average weekly total assets minus all accrued expenses incurred in the normal course of operations other than liabilities or obligations attributable to investment leverage, including, without limitation, investment leverage obtained though (i) indebtedness of any type (including, without limitation, borrowing though a credit facility or the issuance of debt securities), (ii) the issuance of preferred stock or other similar preference securities and/or (iii) the reinvestment of collateral received for securities loaned in accordance with the Fund's investment objectives and policies ("Managed Assets"). The Adviser earned $2,426,599 in advisory fees for the period November 24, 2014 (commencement of operations) through October 31, 2015.

Four Wood Capital Partners LLC ("Four Wood") provides investor support services to the Fund. Such ongoing services include support for investors and financial advisers, consultation with respect to new marketing materials and quarterly reporting to the Board of their activities. The Fund pays Four Wood a monthly fee equal to the annualized rate of 0.12% in year one, 0.12% in year two and 0.11% in year three of the average daily Managed Assets. Four Wood earned $286,216 in fees for the period November 24, 2014 (commencement of operations) through October 31, 2015.

U.S. Bancorp Fund Services, LLC serves as the Fund's administrator and fund accountant.

American Stock Transfer & Trust Company, LLC serves as the Fund's transfer agent, registrar and dividend disbursing agent and agent for the automatic dividend reinvestment plan.

U.S. Bank, N.A. serves as the Fund's custodian.

5. Income Taxes

The Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute all or substantially all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

The tax character of dividends paid to shareholders during the year ended October 31, 2015, was as follows:

Ordinary Income	Net Long Term Capital Gains	Return of Capital	Total Distributions Paid
$13,532,291	$–	$2,026,776	$15,559,067

The amount and character of income and capital gain distributions to be paid, if any, are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles. These differences could be temporary or permanent in nature. To the extent these differences are permanent in nature, such differences are

October 31, 2015 | Annual Report 21

Miller/Howard High Income Equity Fund

Notes to Financial Statements (continued)
October 31, 2015

reclassified at the end of the fiscal year among undistributed (overdistributed) net investment income, accumulated net realized gain (loss), and paid-in capital. Accordingly, on October 31, 2015, undistributed (overdistributed) net investment income was decreased by $253,255, accumulated net realized gain (loss) was increased by $348,447 and paid-in capital was decreased by $95,192. This reclassification has no effect on the net assets of the Fund.

The following information is provided on a tax basis as of October 31, 2015:

Cost of investments	$272,123,841
Unrealized appreciation	$4,065,082
Unrealized depreciation	(43,692,052)
Net unrealized appreciation (depreciation)	(39,626,970)
Undistributed ordinary income	–
Undistributed long term gains	–
Distributable earnings	–
Other accumulated gain/(loss)	(18,524,652)
Total accumulated gain/(loss)	$(58,151,622)

Unused net capital losses are available to offset future realized gains, without expiration. The Fund has $18,085,385 of unused net capital losses at October 31, 2015, which are treated as arising on the first day of the Fund's next tax year.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is "more likely than not" to be sustained assuming examination by tax authorities. Management has analyzed the Fund's tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions expected to be taken on U.S. tax returns and state tax returns of the Fund. All tax years since commencement of operations remain subject to examination by the tax authorities in the United States. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months. It is the Fund's policy to record interest and penalties related to uncertain tax benefits as a component of income taxes, as appropriate.

6. Investment Transactions

For the period from November 24, 2014 (commencement of operations) through October 31, 2015, the Fund purchased (at cost) and sold securities (proceeds received) in the amount of $409,359,962 and $113,202,512 (excluding short-term securities), respectively.

7. Common Stock

The Fund has unlimited shares of capital stock authorized and 13,417,924 shares outstanding at October 31, 2015. Transactions in common stock for the period ended October 31, 2015, were as follows:

Shares at November 24, 2014 (commencement of operations)	5,236
Shares sold through initial public offering	12,250,000
Shares sold through additional offering	1,138,558
Shares issued through dividend reinvestments	24,130
Shares at October 31, 2015	13,417,924

22 Annual Report | October 31, 2015

Miller/Howard High Income Equity Fund

Notes to Financial Statements (continued)
October 31, 2015

8. Committed Facility

On December 30, 2014, the Fund entered into a $110,000,000 committed facility agreement. BNP Paribas Prime Brokerage ("BNP") serves as a lender and the lending syndicate agent on behalf of other lenders participating in the facility. Outstanding balances generally accrue interest at a variable annual rate equal to three-month LIBOR plus 0.65%.

The average principal balance and interest rate for the period during which the committed facility was utilized during the period from January 27, 2015 through October 31, 2015 was $37,500,000 and 0.94%, respectively. At October 31, 2015, the principal balance outstanding was $37,500,000 at an interest rate of 0.98%.

Under the terms of the committed facility agreement, the outstanding principal balance must be collateralized with securities of the Fund in an amount as specified in the agreement. Such amount was $81,633,858 at October 31, 2015. In addition, the Fund must maintain asset coverage required under the 1940 Act. If the Fund fails to maintain the required asset coverage, it may be required to repay a portion of an outstanding balance until the coverage requirement has been met. At October 31, 2015, the Fund was in compliance with the terms of the committed facility agreement.

9. Securities Lending

Through an agreement with the Fund, BNP may lend out securities the Fund has pledged as collateral on the committed facility. In return, the Fund receives a discounted interest rate on its borrowed principal and a portion of the income earned on the securities lending activity by BNP.

10. Indemnifications

Under the Fund's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund may enter into contracts that provide general indemnification to other parties. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred, and may not occur.

October 31, 2015 | Annual Report 23

Miller/Howard High Income Equity Fund

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of Miller/Howard High Income Equity Fund:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Miller/Howard High Income Equity Fund (the "Fund") as of October 31, 2015, and the related statement of operations, statement of changes in net assets, statement of cash flows, and the financial highlights for the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2015, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Miller/Howard High Income Equity Fund as of October 31, 2015, the results of its operations, cash flows, changes in its net assets, and the financial highlights for the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Milwaukee, Wisconsin
December 22, 2015

24 Annual Report | October 31, 2015

Miller/Howard High Income Equity Fund

Additional Information
October 31, 2015
(unaudited)

Trustees and Officer Compensation

The Fund does not compensate any of its trustees who are "interested persons," as defined in Section 2(a)(19) of the 1940 Act. For the period from November 24, 2014 (commencement of operations) through October 31, 2015, the aggregate compensation paid by the Fund to the independent trustees was $135,500. The Fund did not pay any special compensation to any of its trustees or officers.

Forward-Looking Statements

This report contains "forward-looking statements" within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934. By their nature, all forward-looking statements involve risks and uncertainties, and actual results could differ materially from those contemplated by the forward-looking statements. Several factors that could materially affect the Fund's actual results are the performance of the portfolio of investments held by it, the conditions in the U.S. and international financial markets, the price at which shares of the Fund will trade in the public markets and other factors discussed in filings with the SEC.

Proxy Voting Policies

The Board of Trustees of the Fund has delegated the voting of proxies for Fund securities to the Adviser pursuant to the Adviser's proxy voting policies and procedures. Under these policies and procedures, the Adviser will vote proxies related to Fund securities in the best interests of the Fund and its shareholders.

A description of the policies and procedures the Fund used to determine how to vote proxies relating to portfolio securities owned by the Fund is available without charge upon request by calling the Fund at (855) 769-4460. Information regarding how the Fund voted the proxies related to the portfolio of securities during the period ended June 30, 2015 is available without charge by accessing this information on the SEC's Web site at www.sec.gov.

Form N-Q

The Fund files its completed schedule of portfolio holdings for the first and third quarters of each fiscal year with the SEC on Form N-Q. The Fund's Form N-Q is available without charge upon request by calling the Fund at (855) 769-4460 or by visiting the SEC's Web site at www.sec.gov. In addition, you may review and copy the Fund's Form N-Q at the SEC's Public Reference Room in Washington D.C. You may obtain information on the operation of the Public Reference Room by calling (800) SEC-0330.

Prospectus and Statement of Additional Information ("SAI")

The disclosure below expands upon the discussion in the Fund's Prospectus and SAI dated November 24, 2014, concerning the Fund's non-fundamental policies and restrictions. With respect to the Fund's non-fundamental investment policies and restrictions, if a percentage restriction on investment policies or the investment or use of assets set forth in the Prospectus

October 31, 2015 | Annual Report 25

Miller/Howard High Income Equity Fund

Additional Information (continued)
October 31, 2015
(unaudited)

or SAI are adhered to at the time a transaction is effected, later changes in percentage resulting from changing assets values will not be considered a violation.

The SAI includes additional information about the Fund and is available upon request without charge by calling the Fund at (855) 769-4460 or by visiting the SEC's Web site at www.sec.gov.

Repurchase of Securities

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may from time to time purchase its shares of common stock in the open market when Fund shares are trading at a discount from their net asset value.

Certifications

The Fund's President submitted to the New York Stock Exchange ("NYSE") the initial CEO/CFO certification as required by Section 303A.12(a) of the NYSE Listed Fund Manual.

Net Asset Value

The Net Asset Value per share appears in the Publicly Traded Funds column, under the heading "World Equity Funds," in Monday's The Wall Street Journal. It is also listed in Barron's Mutual Funds/Closed End Funds section under the heading "World Equity Funds."

The Nasdaq symbol for the Net Asset Value per share is "XHIEX." The Net Asset Value per share may be obtained each day by calling the Fund at (855) 769-4460.

Fund Web Site

The Adviser intends to publish holdings of the Fund on a calendar quarter basis 15 days after the end of each quarter on its web site at www.mhinvest.com/hie/index.htm. In addition, the Fund will publish periodic fact sheets, conference call replays and other information that may be of interest to Fund shareholders.

Tax Information

The Fund designates 100% of its ordinary income distribution for the year ended October 31, 2015 as qualified dividend income and 89% of the dividends paid from net ordinary income qualify for the dividends received deduction available to corporate stockholders.

Dividend Reinvestment Plan (the "Fund's Plan")

Many of you have questions about the Fund's Dividend Reinvestment Plan. We urge shareholders who want to take advantage of the Fund's Plan and whose shares are held in "Street Name," to consult your financial advisor about participating in the Fund's Plan.

Under the Fund's Automatic Dividend Reinvestment Plan, a shareholder whose common shares are registered in his or her own name will have all distributions reinvested automatically by American Stock Transfer & Trust Company, LLC, the Fund's Transfer Agent unless the shareholder elects to receive cash. Distributions with respect to shares registered in the name of a broker-dealer or other nominee (that is, in "street name") will be reinvested by the broker or nominee

26 Annual Report | October 31, 2015

Miller/Howard High Income Equity Fund

Additional Information (continued)
October 31, 2015
(unaudited)

in additional shares under the Fund's Plan, unless the service is not provided by the broker or nominee or the shareholder elects to receive dividends and distributions in cash. Investors who own common shares registered in street name should consult their broker-dealers for details regarding reinvestment. A participant in the Fund's Plan may elect to receive all dividends in cash by contacting American Stock Transfer & Trust Company, LLC (the "Plan agent") in writing at the address specified below or by calling the Plan agent at 1(800) 278-4353. Under the Fund's Plan, whenever the market price of the common shares, including brokerage commissions, is equal to or exceeds net asset value at the time shares are valued for purposes of determining the number of shares equivalent to the cash distribution, participants in the Fund's Plan will receive newly issued common shares. The number of shares to be issued will be computed at a per share rate equal to the greater of (i) the net asset value as most recently determined or (ii) 95% of the then-current market price of the common shares. The valuation date is the distribution payment date or, if that date is not a trading day on the NYSE, the next trading day. If the net asset value of the common shares at the time of valuation exceeds the market price of the common shares, participants will receive shares purchased by the Fund's Plan agent in the open market. If the Fund should declare a distribution payable only in cash, the Plan agent will buy the common shares for the Fund's Plan in the open market, on the NYSE or elsewhere, for the participants' accounts, except that the Plan agent will terminate purchases in the open market and instead the Fund will distribute newly issued shares at a per share rate equal to the greater of net asset value or 95% of market value if, following the commencement of such purchases, the market value of the common shares plus estimated brokerage commissions exceeds net asset value. The automatic reinvestment of dividends and other distributions will not relieve participants of any U.S. federal, state or local income tax that may be payable (or required to be withheld) on such dividends or other distributions.

October 31, 2015 | Annual Report 27

Miller/Howard High Income Equity Fund

Trustees and Officers
October 31, 2015
(unaudited)

Name, Age and Address	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex(1) Overseen by Director	Other Directorships/ Trusteeships Held
Independent Trustees
Roger Conrad (Born July 1961) P.O. Box 549 Woodstock, NY 12498	Independent Trustee	Since 2014 Three-year term	Managing Director and Editor, Capitalist Times LLC; Managing Director, Halcyon Capital LLC; prior to January 2014, Investment Manager and Investment Committee Member, Leeb Capital Management; prior to April 2013, Editor, Investing Daily	3	None
James E. Hillman (Born March 1957) P.O. Box 549 Woodstock, NY 12498	Independent Trustee	Since 2014 Three-year term	CFO and Treasurer, Notre Dame School; Prior to 2011, Director and PFO, Bank of America Merrill Lynch	3

Value Line Mid Cap Focused Fund, Inc., Value Line Income and Growth Fund, Inc., Value Line Premier Growth Fund, Inc., Value Line Larger Companies Focused Fund, Inc., Value Line Centurion Fund, Inc., The Value Line Tax Exempt Fund, Inc. Value Line Core Bond Fund, Value Line Small Cap Opportunities Fund, Inc., Value Line Asset Allocation Fund, Inc., Value Line Funds Investment Trust, Value Line Funds Variable Trust

Charles I. Leone (Born July 1961) P.O. Box 549 Woodstock, NY 12498	Independent Trustee	Since 2014 Three-year term	CFO and CCO Oribel Capital Management; CFO and CCO, Taurasi Capital Management LLC and Taurasi Capital GP LLC (hedge fund) 2012-2015; prior to 2012, CFO and COO, CACEIS (USA) Inc	3	None

(1) The "Fund Complex" includes each series of the Miller/Howard Funds Trust.

28 Annual Report | October 31, 2015

Miller/Howard High Income Equity Fund

Trustees and Officers (continued)
October 31, 2015
(unaudited)

Name, Age and Address	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex(1) Overseen by Director	Other Directorships/ Trusteeships Held
Interested Trustees and Officers
Lowell G. Miller (Born July 1948) P.O. Box 549 Woodstock, NY 12498	President, Trustee and Chairman of the Board	Since 2014	President, Miller/Howard Investments, Inc.	3	None
Annemarie Gilly (Born September 1951) P.O. Box 549 Woodstock, NY 12498	Executive Vice President, Secretary and Trustee	Since 2014	Chief Operating Officer, Miller/Howard Investments, Inc.; Prior to February 2011, Vice President and Head of Global Mutual Funds, The Depository Trust and Clearing Corporation	3	None
Other Officers
Paul Brook (Born August 1953) P.O. Box 549 Woodstock, NY 12498	Chief Financial Officer	Since 2015	Chief Financial Officer and previously Chief Compliance Officer, Miller/Howard Investments, Inc.; Principal, Compliance Solutions Associates; Independent Contractor	N/A	N/A
Jack Leslie (Born February 1960) P.O. Box 549 Woodstock, NY 12498	Vice President	Since 2014	Research Analyst/Portfolio Manager, Miller/Howard Investments, Inc.	N/A	N/A
Gerald Wheeler (Born September 1972) P.O. Box 549 Woodstock, NY 12498	Chief Compliance Officer, Chief Legal Officer	Since 2015	Chief Compliance Officer and General Counsel for Miller/Howard Investments, Inc. since September 2015; Co-founder, Chief Operating Officer and Chief Compliance Officer of del Ray Global Investors LLC.	N/A	N/A

(1) The "Fund Complex" includes each series of the Miller/Howard Funds Trust.

October 31, 2015 | Annual Report 29

Miller/Howard High Income Equity Fund

Privacy Policy
(unaudited)

Privacy Policy

In order to conduct its business, Miller/Howard High Income Equity Fund, through its transfer agent, American Stock Transfer & Trust Company, LLC, collects and maintains certain nonpublic personal information about its shareholders of record with respect to transactions in shares of the Fund's securities. This information includes the shareholder's name and address, taxpayer identification number, share ownership and/or history, and dividend elections. The Fund does not collect or maintain personal information about its shareholders whose shares are held in "street name" by a financial institution such as a bank or broker.

The Fund does not disclose any nonpublic personal information about the Fund's shareholders or former shareholders to third parties unless necessary to process a transaction, service an account or as otherwise permitted by law.

To protect your personal information, the Fund restricts access to nonpublic personal information about the Fund's shareholders to those employees who need to know that information to provide services to the Fund's shareholders. The Fund also maintains physical, electronic and procedural safeguards to protect your nonpublic personal information.

30 Annual Report | October 31, 2015

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32 Annual Report | October 31, 2015

Miller/Howard High Income Equity Fund

Trustees and Officers

Lowell G. Miller,
Trustee, Chairman of the Board, President

Roger Conrad,
Trustee

James E. Hillman,
Trustee

Charles I. Leone,
Trustee

Gerald Wheeler
Chief Compliance Officer, Chief Legal Officer

Annemarie Gilly,
Trustee, Executive Vice President, Secretary

Paul Brook
Chief Financial Officer

John E. Leslie III,
Vice President

Investment Advisor

Miller/Howard Investments, Inc.
P.O. Box 549
Woodstock, NY 12498

Legal Counsel

Shearman & Sterling LLP
599 Lexington Avenue
New York, N.Y. 10022

Custodian

U.S. Bank, N.A.
1555 N. Rivercenter Drive, Suite 302
Milwaukee, WI 53202

Transfer Agent

American Stock Transfer & Trust Company, LLC
6201 15th Avenue
Brooklyn, NY 11219

Fund Administrator

U.S. Bancorp Fund Services, LLC
777 E. Wisconsin Avenue
Milwaukee, WI 53202

Independent Registered Public Accounting Firm

Deloitte & Touche LLP
555 E. Wells Street
Suite 1400
Milwaukee, WI 53202

HIGH INCOME
EQUITY FUND

PO Box 549
Woodstock, NY 12498

Item 2. Code of Ethics.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee.  Charles I. Leoni and James E. Hillman are the “audit committee financial experts” and are considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past fiscal year.  “Audit services” refer to performing an audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for that fiscal year.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  The following table details the aggregate fees billed or expected to be billed for the last fiscal year for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

Period from 11/24/2014 (inception) to 10/31/2015
Audit Fees	$82,000
Audit-Related Fees	—
Tax Fees	—
All Other Fees	—

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by its principal accountant applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

Period from 11/24/2014 (inception) to 10/31/2015
Audit-Related Fees	0%
Tax Fees	0%
All Other Fees	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant. The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.  The Audit Committee of the Fund did not consider whether the provision of the specific non-audit services billed to the Adviser were compatible with maintaining the principal independent registered public accounting firm’s independence.  The Audit Committee relied on the principal accountant’s representation that they were independent in providing those services.

Non-Audit Related Fees	Period from 11/24/2014 (inception) to 10/31/2015
Registrant	$—
Registrant’s Investment Adviser	$17,717

Item 5. Audit Committee of Listed Registrants.

The registrant is an issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934, (the “Act”) and has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Act.  The independent members of the committee are as follows: Charles I. Leone, Roger Conrad, and James E. Hillman.

Item 6. Investments.

(a)         Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Miller/Howard Investments (“Miller/Howard” or “Investment Adviser”), adviser to the Miller/Howard High Income Equity Fund, recognizes, as a matter of policy and as a fiduciary to our clients, that proxy voting is a valuable right of shareholders. Proxy voting is one of the best ways for an investor to communicate to a company his or her opinions on management’s policies. Miller/Howard supports voting proxies consistent with our financial, social, and environmental objectives.  For more information regarding these objectives, please refer to our ESG Investment Policy.

Each proxy season, in addition to the “standard” issues placed on the ballot by management, there may be a number of other important issues put forward by shareholders in the form of shareholder resolutions. Shareholder resolutions can cover a wide range of issues, such as environmental performance, workplace diversity, sustainability reporting, genetically modified foods, labor standards, and management transparency. We actively support resolutions that target labor issues, human rights, compensation, and also those that decrease emissions and increase renewable energy sources. The primary goal of the shareholder resolution process is to engage management in a dialogue. We support the right of both shareholders and stakeholders to pursue such discussions.

PROXY ADMINISTRATION

In January 2008, Miller/Howard enlisted the help of Broadridge Financial Solutions, Inc. (“Broadridge”) to administer electronic proxy voting. By using Broadridge to administer our voting, Miller/Howard is capable of customizing proxy reports, ballot recommendations, and research tools. Because the issues related to proxy voting are complex and directly impact investment values, we have chosen Broadridge to facilitate voting ESG recommendations as provided by Glass Lewis & Company (“Glass Lewis”).

Generally, Miller/Howard will vote in accordance with Glass Lewis’s ESG proxy voting guidelines.  When issues arise outside of the ESG scope, we vote in accordance with Glass Lewis’s Proxy Paper Guidelines.  Where Miller/Howard determines, however, that voting in such a manner would not be in the best interest of clients, Miller/Howard will vote differently.

If there is a conflict of interest on any management or shareholder proposal, the conflict will be reviewed on a case-by-case basis and voted in a manner that is in the best interest of clients.

Proxy voting responsibility will be determined at the opening of all new client relationships. For those clients who have retained proxy-voting authority, Miller/Howard has no responsibility to receive, vote, or otherwise advise voting.

Miller/Howard maintains relevant records, through EDGAR and Broadridge, including but not limited to, proxy reconciliation, ballots and research reports. Clients can receive a history of our proxy voting record upon request.

LIMITATIONS

Miller/Howard will generally vote on all proxies it receives. However, Miller/Howard may refrain from voting a proxy if the shares are no longer held by the client at the time of the meeting. Unsupervised securities, or securities held below the line, will also be excluded.

ANNUAL REVIEW OF PROXY POLICY

On an annual basis, Miller/Howard will amend or update, as necessary, to remain consistent and current with our proxy practices. Client interests, compliance, and regulatory requirements will be reviewed and addressed.

DISCLOSURE

Miller/Howard discloses a summary of our proxy voting policy in our Form ADV Part 2.

PROXY VOTING GUIDELINES

When voting proxies, Miller/Howard looks at each company independently. We apply our ESG criteria as voting guidelines, and generally vote in accordance with Glass Lewis recommendations. However, we review each issue on the proxy ballet and vote on a case-by-case basis.

Management

Miller/Howard supports management proposals on a case-by-case review. In the past, we have voted to support the following shareholder proposals with regard to management issues:

•                  Support for disclosure of budgets dedicated to public policy lobbying activities

•                  Support for independent board member with environmental expertise

•                  Approval of Risk Compensation Incentive Plan

•                  Proposals to Approve Executive Compensation-We look for the following principles to guide the design and administration of those compensation programs:

•                  Strong link between pay and performance

•                  Executives’ ‘interests should be aligned with stockholders’ interests

•                  Programs should reinforce business strategies and drive long-term sustained stockholder value

If there is an indication that the compensation program is not in best interests of shareholders or if there is not a strong link between pay and performance Miller/Howard will not support the proposal. Miller/Howard will not support excessive bonus compensation.

Environment

Miller/Howard supports environmental proposals on a case-by-case basis. Shareholder resolutions we have supported in the past include the following:

•                  Annual sustainability reporting - including reporting by suppliers to strengthen the company’s ability to assess its suppliers’ performance

•                  Greenhouse gas emissions - company disclosure regarding emissions from their operations and products

•                  Water supply - company disclosure on dependency or preparation of reports pertaining to sustainable water supplies for operations

•                  Hydraulic fracturing impacts - disclosure of chemicals, emissions, recycling/management of water, reporting/disclosure on operations, community impacts

•                  Mountaintop removal impacts - reduction of environmental and health hazards associated with mining operations

•                  Coal ash - reduction of environmental and health hazards associated with coal combustion waste ponds, impoundments and mines

•                  Sustainable palm oil sourcing

•                  Sustainable forestry

•                  Support for energy efficiency and renewable energy

Human Rights

Miller/Howard votes in support of shareholders resolutions with regard to human rights:

•                  Support workplace safety, and human and worker rights, using internationally recognized standards, indicators and measurement protocols

Animals

Miller/Howard votes in support of shareholder resolutions with regard to ethical treatment of animals:

•                  Support for ethical/humane treatment of animals

•                  Support for alternatives to animal testing

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a)(1)  Information is presented as of September 30, 2015.

Lowell G. Miller
President, Chief Investment Officer & Director of Research, Miller/Howard Investments, Inc.
Mr. Miller has been with Miller/Howard Investments, Inc. since he founded it in 1984.

Mr. Miller holds an undergraduate degree from Sarah Lawrence College, and a Juris Doctor from New York University School of Law. Mr. Miller began his studies of the securities markets while still an undergraduate, and has continuously pursued the notion of disciplined investment strategies for over 35 years.

Mr. Miller is the author of three acclaimed books on investing, including The Single Best Investment: Creating Wealth with Dividend Growth (Print Project, 2nd Edition, 2006). Mr. Miller has also written on financial topics for The New York Times Magazine, and has been a featured guest on Louis Rukeyser’s Wall $treet Week and Bloomberg TV. Mr. Miller is often quoted in such financial media such as the Wall Street Journal, Dow Jones Newswires, Bloomberg, Fortune, and Barron’s.

John E. Leslie III, CFA
Portfolio Manager/Research Analyst, Miller/Howard Investments, Inc.
Mr. Leslie joined Miller/Howard Investments, Inc. in 2004.

Mr. Leslie has extensive experience in quantitative modeling and screening in the equity markets, in addition to in-depth analytic skills. Mr. Leslie joined the portfolio team in 2004. Mr. Leslie grew up in Boston and earned his BS degree in Finance from Suffolk University and his MBA from Babson College.

Mr. Leslie began his career in investments over thirty years ago and has managed money since 1987. He brings a high level of expertise in both fundamental and quantitative research skills, as well as experience managing large pools of institutional assets. Mr. Leslie focuses on the materials, consumer staples, consumer discretionary, industrial and healthcare sectors.

Mr. Leslie has been interviewed by The Wall Street Journal and Barron’s and has appeared as a guest on thestreet.com and After the Bell on Fox Business

Bryan J. Spratt, CFA
Portfolio Manager/Research Analyst, Miller/Howard Investments, Inc.
Mr. Spratt has been with the Miller/Howard Investments, Inc. since 2004.

Mr. Spratt graduated summa cum laude from Spring Arbor College with a BA degree in Economics/Computer Science. Mr. Spratt focuses on the utilities, telecom and energy sectors. Mr. Spratt has 24 years of industry experience.

Bryan has been interviewed and quoted in newspapers and periodicals.

Roger G. Young, CFA
Portfolio Manager, Research Analyst, Miller/Howard Investments, Inc.

Mr. Young has been with the Miller/Howard Investments, Inc. since 2008 and a consultant to Miller/Howard Investments, Inc. during 2007. Before that, he worked as a financial consultant with the Kenneth King Foundation since 2003.

Mr. Young received a Bachelor of Science degree in Economics from the Wharton School, University of Pennsylvania. Mr. Young earned a Bachelor of Foreign Trade, Spanish language, from the Thunderbird School of Global Management, and an MBA from Michigan State University. Mr. Young began his career in the investment industry 40+ years ago. Roger has been interviewed and quoted in Forbes, Barron’s, Wall Street Journal, The Wall Street Transcript and The Research Magazine Guide to Master Limited Partnerships.

Mr. Young has experience and analytic skills in equity income securities in general, plus extensive knowledge and experience with energy, MLPs, communication, and financials.

(2)         The following table provides information about the other accounts managed on a day-to-day basis by the portfolio managers as of September 30, 2015.

Name of Portfolio Manager	Type of Account Managed	Number of Accounts	Total Assets* $mm
Lowell G. Miller	Registered Investment Companies	6	$523,967,679
	Other Pooled Investment Vehicles	2	$54,351,826
	Other Accounts	4,660	$6,406,725,596
John E. Leslie III	Registered Investment Companies	6	$523,967,679
	Other Pooled Investment Vehicles	2	$54,351,826
	Other Accounts	4,660	$6,406,725,596
Bryan J. Spratt	Registered Investment Companies	6	$523,967,679
	Other Pooled Investment Vehicles	2	$54,351,826
	Other Accounts	4,660	$6,406,725,596
Roger G. Young	Registered Investment Companies	6	$523,967,679
	Other Pooled Investment Vehicles	2	$54,351,826
	Other Accounts	4,660	$6,406,725,596

Potential Conflicts of Interest Involving the Portfolio Manager

Conflicts of interest may arise because the Investment Adviser generally will be carrying on substantial investment activities for other clients, including with respect to investment funds or accounts having similar investment strategies as the Miller/Howard High Income Equity Fund (“Fund”), and in which the Fund will have no interest. The Investment Adviser may have financial incentives to favor certain of such accounts over the Fund. Any of its proprietary accounts and other customer accounts may compete with the Fund for specific trades. The Investment Adviser may buy or sell securities for the Fund which differ from securities bought or sold for other accounts and customers, even though their investment objectives and policies may be similar to the Fund’s. Situations may occur when the Fund could be disadvantaged because of the investment activities conducted by the Investment Adviser for its other accounts. Such situations may be based on, among other things, legal or internal restrictions on the combined size of positions that may be taken for the Fund and the other accounts, limiting the size of the Fund’s position, or the difficulty of liquidating an investment for the Fund and the other accounts where the market cannot absorb the sale of the combined position. Notwithstanding these potential conflicts of interest, the Fund’s Board of Trustees and officers have a fiduciary obligation to act in the Fund’s best interest.

To the extent that the Fund or the Investment Adviser sources and structures private investments in MLPs and other issuers, certain employees of the Investment Adviser may become aware of actions planned by such issuers, such as acquisitions that may not be announced to the public. It is possible that the Fund could be precluded from investing in such an issuer’s securities if the Investment Adviser has material non-public information; however, it is the Investment Adviser’s intention to ensure that any material non-public information available to certain of the Investment Adviser’s employees not be shared with those employees responsible for the purchase and sale of publicly traded securities.

The Investment Adviser manages several other investment funds and accounts. Some of those funds and accounts have investment objectives that are similar to or overlap with those of the Fund. Further, the Investment Adviser may at some time in the future manage other investment funds with the same investment objectives as the Fund’s. Investment decisions for the Fund are made independently from those of such other clients; however, from time to time, the same investment decision may be made for more than one fund or account.

When two or more clients advised by the Investment Adviser seek to purchase or sell the same publicly traded securities, the securities actually purchased or sold will generally be allocated among the clients on a good faith equitable basis by the Investment Adviser in its discretion in accordance with the clients’ various investment objectives and procedures adopted by the

Investment Adviser and approved by the Fund’s Board of Trustees. In some cases, this system may adversely affect the price or size of the position the Fund may obtain.

The Fund’s investment opportunities may be limited by investment opportunities in the kinds of securities in which it invests. To the extent a potential investment is appropriate for the Fund and one or more of the other investment funds or accounts managed by the Investment Adviser, the Investment Adviser will seek to fairly allocate that investment to the Fund, other funds and accounts, or all of them, depending on its allocation procedures and applicable law related to combined or joint transactions. There may occur an attractive limited investment opportunity suitable for the Fund in which the Fund cannot invest under the particular allocation method being used for that investment.

Under the Investment Company Act, the Fund and other investment funds or accounts managed by the Investment Adviser may be precluded from co-investing in private placements of securities. Except as permitted by law or positions of the staff of the SEC, the Investment Adviser will not co-invest its other clients’ assets in private transactions in which the Fund invests. To the extent the Fund is precluded from co-investing, the Investment Adviser will allocate private investment opportunities among its clients, including the Fund, based on allocation policies that take into account several suitability factors, including the size of the investment opportunity, the amount each client has available for investment and the client’s investment objectives. These allocation policies may result in the allocation of investment opportunities to a client other than the Fund.

The management fee payable to the Investment Adviser is based on the value of the Fund’s average weekly total assets minus all accrued expenses incurred in the normal course of operations other than liabilities or obligations attributable to investment leverage, including, without limitation, investment leverage obtained through (i) indebtedness of any type (including, without limitation, borrowing through a credit facility or the issuance of debt securities), (ii) the issuance of preferred stock or other similar preference securities and/or (iii) the reinvestment of collateral received for securities loaned in accordance with the Fund’s investment objectives and policies (“Managed Assets”). Some of the Fund’s assets may be illiquid securities acquired in private transactions or otherwise may be securities for which market quotations will not be readily available. Although the Fund has adopted valuation procedures designed to determine valuations of illiquid securities in a manner that reflects their fair value, there typically is a range of possible prices that may be established for each individual security. Senior management of the Investment Adviser, as well as the Fund’s Board of Trustees, will participate in the valuation of the Fund’s securities.

(3)   The following compensation information is presented as of September 30, 2015.

Portfolio managers are compensated by the Investment Adviser. Mr. Miller is a principal of the Investment Adviser and is compensated through shareholder distributions that are based primarily on the profits and losses of the Investment Adviser. Messrs. Leslie, Spratt and Young also hold equity interests in the Investment Adviser and receive shareholder distributions. The shareholder distributions, which are based primarily on the Investment Adviser’s net profit after taxes and expenses, are affected by the amount of assets the Investment Adviser manages and the appreciation of those assets, particularly over the long-term, but are not determined with specific reference to any particular performance benchmark or time period. Messrs. Miller, Leslie, Spratt and Young also are each compensated through a base salary and a bonus in amounts that are affected primarily by the profits and losses of the Investment Adviser but are also affected by the Investment Adviser’s consideration of such factors as work ethic, seniority, the appreciation of assets in the Fund and other accounts the portfolio manager manages, or any other factors the Investment Adviser determines contribute to client goals and the long-term success of the Investment Adviser. Some of the other accounts managed by the portfolio managers have investment strategies that are similar to the Fund’s investment strategies. However, the Investment Adviser manages potential material conflicts of interest by allocating investment opportunities in accordance with its allocation policies and procedures and with a policy to treat each client equitably.

(4)         The following table provides information about the dollar range of equity securities in the Registrant beneficially owned by each of the portfolio managers as of September 30, 2015:

Portfolio Manager	Aggregate Dollar Range of Holdings in the Registrant
Lowell G. Miller	$100,001-$500,000
John E. Leslie III	$10,001-$50,000
Bryan J. Spratt	None
Roger G. Young	None

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Period	(a) Total Number of Shares (or Units) Purchased	(b) Average Price Paid per Share (or Unit)	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs
05/01/15-05/31/15	N/A	N/A	N/A	N/A
06/01/15-06/30/15	N/A	N/A	N/A	N/A
07/01/15-07/31/15	N/A	N/A	N/A	N/A
08/01/15-08/31/15	N/A	N/A	N/A	N/A
09/01/15-09/30/15	N/A	N/A	N/A	N/A
10/01/15-10/31/15	N/A	N/A	N/A	N/A
Total	N/A	N/A	N/A	N/A

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)         The Registrant’s President and Principal Financial Officer have reviewed the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the

Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)         There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)         (1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit.   Filed herewith.

(2) A separate certification for each principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  None.

(b)         Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.  Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Miller/Howard High Income Equity Fund

By (Signature and Title)	/s/ Lowell G. Miller
Lowell G. Miller, President

Date	January 5, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Lowell G. Miller
Lowell G. Miller, President

Date	January 5, 2016

By (Signature and Title)	/s/ Paul Brook
Paul Brook, Chief Financial Officer

Date	January 5, 2016